UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                   FORM 8 - K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004


                          COOPERATIVE BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)


        North Carolina                0-24626                    56-1886527
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(State or other jurisdiction       (Commission                (I.R.S. employer
     of incorporation)             file number)              identification no.)



     201 Market Street, Wilmington, North Carolina        28401
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        (Address of principal executive offices)        (Zip code)


        Registrant's telephone number, including area code: (910) 343-0181
                                                            --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


             Exhibit 99      Press Release dated January 28, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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     On January 28, 2004,  Cooperative  Bankshares,  Inc. issued a press release announcing its unaudited financial results for the fourth quarter and the year ended December 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COOPERATIVE BANKSHARES, INC.



                                By: /s/ Frederick Willetts, III
                                   ---------------------------------------------
                                   Frederick Willetts, III, President



Date: January 28, 2004